EXHIBIT 10.34

                                        December 7, 1999

To: Purchasers of Units (each a "Lender" and collectively the "Lenders") consisting of $200,000 principal amount of 16% Senior
Secured Notes of World Wireless Communications, Inc. (the "Company")

     Re:  Waiver of Principal Payment Default under Agreements

Ladies and Gentlemen:

     Reference is made to the Loan Agreement between the Lenders and the Company dated as of May 14, 1999 (the "Agreement"), including each note attached thereto as Exhibit A (the "Note"), and the Pledge/Security Agreement attached thereto as Exhibit B (the
"Pledge\Security Agreement").

     As an inducement for the Company to consummate an offering of its common stock pursuant to the Confidential Private Placement
Memorandum dated January 24, 1999, as amended (the "Offering"), the Company and each Lender agree as follows:

     1. The Company hereby delivers to each Lender his, her or its pro rata share of 200,000 shares of the Company's common stock, which are subject to applicable securities laws restrictions, receipt of which is hereby acknowledged.

     2. The parties agree that the principal payment due on each Note held by the Lenders who are signatories hereto as of today of $744,828 shall be deferred until February 15, 2000and shall become due and payable on such date, together with the interest otherwise due on each Note on such date.

     3. In consideration therefore, each Lender unconditionally and irrevocably waives the Company's default under Sections 1, 3(a) and 4(a) of each Note and Section 2.2 (c)(i) of the Pledge\Security Agreement, including, without limitation, any and all rights and remedies set forth therein, effective as of the date hereof.

           Except as amended as set forth herein, the Agreement, each Note and the Pledge\Security Agreement shall continue in full force and effect.

           If this letter accurately sets forth our understanding, please sign your name below and return your signed original to us immediately.

                                          Very truly yours,

                                          WORLD WIRELESS COMMUNICATION


                                           By: /s/ David D. Singer
                                           --------------------------
                                           David D. Singer, President


AGREED:

LANCER OFFSHORE, INC.                      THE ORBITER FUND

By:______________________                By:_________________
   Michael Lauer, President                 Michael Lauer, President


STERLING TECHNOLOGY PARTNERS, LLC

By:____________________________
      Bruce D. Cowen, President
                                           By:__________________
                                              James Kelly

                                            By:__________________
                                             K.R. Braithwaite